Exhibit 4.1

SUPPLEMENTAL INDENTURE NO. 8

Dated as of March 1, 2019

Between

KANSAS CITY POWER & LIGHT COMPANY,

As Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

As Trustee

THIS SUPPLEMENTAL INDENTURE NO. 8 (this “Supplemental Indenture”), dated as of March 1, 2019, is between KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (“Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly The Bank of New York Trust Company, N.A.), a national banking association, as Trustee ( the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 1, 2007 (the “Original Indenture” and, as previously amended and supplemented, the “Indenture”), providing for the issuance from time to time of one or more series of the Company’s Notes;

WHEREAS, the Company has heretofore executed and delivered to the Trustee:

(i)

a Supplemental Indenture No. 3 dated as of September 20, 2011 (the “Supplemental Indenture No. 3”) providing for the issuance of $400,000,000 in aggregate principal amount of the Company’s 5.30% Notes due 2041 (the “2041 Notes”);

(ii)

a Supplemental Indenture No. 4 dated as of March 14, 2013 (the “Supplemental Indenture No. 4”) providing for the issuance of $300,000,000 in aggregate principal amount of the Company’s 3.15% Notes due 2023 (the “2023 Notes”);

(iii)

a Supplemental Indenture No. 5 dated as of August 18, 2015 (the “Supplemental Indenture No. 5”) providing for the issuance of $350,000,000 in aggregate principal amount of the Company’s 3.65% Notes due 2025 (the “2025 Notes”);

(iv)

a Supplemental Indenture No. 6 dated as of June 15, 2017 (the “Supplemental Indenture No. 6”) providing for the issuance of $300,000,000 in aggregate principal amount of the Company’s 4.20% Notes due 2047 (the “2047 Notes”); and

(v)

a Supplemental Indenture No. 7 dated as of March 1, 2018 (the “Supplemental Indenture No. 7”) providing for the issuance of $300,000,000 in aggregate principal amount of the Company’s 4.20% Notes due 2048 (the “2048 Notes”);

WHEREAS, Section 13.01(a)(8) of the Original Indenture provides that the Company and the Trustee may enter into an indentures supplemental thereto to add to the covenants of the Company for the benefit of the Holders of one or more series of Notes, to add to the security for all of the Notes, to surrender a right or power conferred on the Company herein or to add any Event of Default with respect to one or more series of Notes;

WHEREAS, the Company intends to execute and deliver that certain Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the “Sixteenth Supplemental Mortgage Indenture”) to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee (the “Mortgage Bond Trustee”) (such Indenture, as previously and hereinafter supplemented, the “Mortgage Indenture”), pursuant to which the Company intends to issue general mortgage bonds thereunder secured by a lien on certain property of the Company as so provided in the Mortgage Indenture (the “Mortgaged Property”);

WHEREAS, the Company desires to amend the Supplemental Indenture No. 3, the Supplemental Indenture No. 4, the Supplemental Indenture No. 5, the Supplemental Indenture No. 6 and the Supplemental Indenture No. 7 and each of the 2041 Notes, the 2023 Notes, the 2025 Notes, the 2047 Notes and the 2048 Notes to set forth the terms upon which the Company shall issue such mortgage bonds to the Trustee for the benefit of the Holders of each of the 2041 Notes, the 2023 Notes, the 2025 Notes, the 2047 Notes and the 2048 Notes (collectively, the “Secured Notes”) as collateral security for the payment of the Secured Notes;

WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the Company and the Trustee for the equal and ratable benefit of the Holders of the Secured Notes and for the benefit of the Trustee as follows:

ARTICLE ONE

Relation to Indenture; Additional Definitions

Section 1.01. Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.02. Additional Definitions. Unless the context otherwise requires, a term defined in the Indenture has the same meaning when used in this Supplemental Indenture; provided, however, that, where a term is defined both in this Supplemental Indenture and in the Indenture, the meaning given to such term in this Supplemental Indenture shall control for purposes of this Supplemental Indenture and the Indenture.

All references herein to Articles, Sections or Exhibits, unless otherwise specified, refer to the corresponding Articles, Sections or Exhibits of this Supplemental Indenture. The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture.

ARTICLE TWO

Amendment of Supplemental Indenture No. 3 and the 2041 Notes

Section 2.01. Exhibit A of Supplemental Indenture No. 3 is hereby replaced with Exhibit A to this Supplemental Indenture.

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Section 2.02. Supplemental Indenture No. 3 is hereby amended by amending and restating the defined terms “Indenture”, “Supplemental Indenture”, and “2041 Notes” as follows:

“Indenture” means the Original Indenture, as amended and/or supplemented from time to time.

“2041 Notes” means the Company’s 5.30% Senior Notes due 2041.

“Supplemental Indenture” means Supplemental Indenture No. 3 between the Company and the Trustee, dated as of September 20, 2011, as amended by Supplemental Indenture No. 8 by and between the Company and the Trustee, dated as of March 1, 2019, as may be further amended and or supplemented from time to time.

Section 2.03. Section 2.07 of Supplemental Indenture No. 3 is hereby amended and restated as follows:

“2.07 Global Notes.

(a) The 2041 Notes shall be issuable in whole or in part in the form of one or more permanent Global Securities in definitive, full registered, book-entry form, without interest coupons (the “Global Note”). The Global Note shall be deposited on its issuance date with, or on behalf of, the Depositary.

(b) Each Global Note shall represent such of the 2041 Notes as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 2041 Notes from time to time endorsed thereon and that the aggregate principal amount of 2041 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the aggregate principal amount, of 2041 Notes represented thereby shall be reflected by the Trustee on Schedule A attached to the 2041 Note and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Note.”

Section 2.04. Supplemental Indenture No. 3 is hereby amended by the addition of Section 2.11 thereto, to read as follows:

“Section 2.11 Collateral Security for the 2041 Notes.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 2041 Notes, the Company shall issue and deliver the 5.30% Mortgage Bond, Collateral Series due 2041 (the “2041 Collateral Mortgage Bonds”) to the Trustee pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the “Sixteenth Supplemental Mortgage Indenture”) to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986 between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee (the “Mortgage Bond Trustee”) (such General Mortgage Indenture and Deed of Trust, as previously and

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hereinafter supplemented, (including by the Sixteenth Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 2041 Collateral Mortgage Bonds will be applied to satisfy any obligations under the 2041 Notes in accordance with the Indenture and not any other Notes outstanding under the Indenture. In connection with the delivery of the 2041 Collateral Mortgage Bonds to the Trustee, the Company shall (i) deliver to the Trustee an Officers’ Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 2041 Collateral Mortgage Bonds in the aggregate principal amount of $400,000,000, and (B) the Company has delivered the 2041 Collateral Mortgage Bonds to the Trustee in the aggregate principal amount of $400,000,000, (ii) provide to the Trustee an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, issuance, validity and enforceability of the 2041 Collateral Mortgage Bonds, and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Sixteenth Supplemental Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b) The 2041 Collateral Mortgage Bonds shall be fully registered in the name of the Trustee. Until released in accordance with Section 2.13 of this Supplemental Indenture, the Trustee shall hold the 2041 Collateral Mortgage Bonds in trust for the benefit of the Holders from time to time of the 2041 Notes as security for any and all obligations of the Company with respect to the 2041 Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 2041 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2041 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 2041 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2041 Notes.

(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 2041 Collateral Mortgage Bonds delivered to the Trustee.”

Section 2.05. Supplemental Indenture No. 3 is hereby amended by the addition of Section 2.12 thereto, to read as follows:

“Section 2.12 Actions with Respect to 2041 Collateral Mortgage Bonds.

(a) Except for the safe custody of any 2041 Collateral Mortgage Bonds in its possession and the accounting for moneys actually received by it with respect to the 2041 Collateral Mortgage Bonds, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 2041 Collateral Mortgage Bonds unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class and (ii) indemnity satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with

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respect to voting, consents, waivers, amendments or any other matters relative to the 2041 Collateral Mortgage Bonds and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 2041 Collateral Mortgage Bonds. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 2041 Collateral Mortgage Bonds or the Mortgage Indenture or, that otherwise subjects it to liability.

(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 2041 Notes is required with respect to the 2041 Collateral Mortgage Bonds and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 2041 Collateral Mortgage Bonds, it shall promptly transmit such notices to the holders of the 2041 Notes in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of a 2041 Note, by holding such 2041 Note such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person other than the Trustee in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 2041 Collateral Mortgage Bonds, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 2041 Collateral Mortgage Bonds and/or the Mortgage Indenture.”

(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 2041 Notes and the 2041 Notes have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 8.02 of the Indenture, upon request of holders of not less than a majority in principal amount of the 2041 Notes, and receipt of indemnity to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 2041 Collateral Mortgage Bonds.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 2041 Notes, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 2041 Collateral Mortgage Bonds and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 2041 Note, the Trustee shall not consent to any

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modification, amendment or supplement to (or provide waivers in respect of) the 2041 Collateral Mortgage Bonds and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of 2041 Collateral Mortgage Bonds, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to 2041 Collateral Mortgage Bonds, (iii) reducing the rate or extending the time of payment of interest on the 2041 Collateral Mortgage Bonds, or reducing the principal amount of 2041 Collateral Mortgage Bonds, or, (iv) limiting the right of the Trustee (as the holder of the 2041 Collateral Mortgage Bonds) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on 2041 Collateral Mortgage Bonds in accordance with the terms thereof, or (B) reducing the percentage of mortgage bonds, the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Prior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.

Section 2.06. Supplemental Indenture No. 3 is hereby amended by the addition of Section 2.13 thereto, to read as follows:

“Section 2.13. Release of Liens in Respect of 2041 Collateral Mortgage Bonds; Change of Amounts. (a) Upon the Trustee’s receipt of an Officers’ Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 2041 Notes (but, for avoidance of doubt, not any other series of Notes then outstanding under the Indenture) in accordance with Section 5.01 of the Indenture, the Trustee shall be deemed not to hold a lien on the 2041 Collateral Mortgage Bonds on behalf of the holders of the 2041 Notes and the Trustee shall, upon written request of the Company, deliver to the Company the 2041 Collateral Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 2041 Collateral Mortgage Bonds delivered to the Company in accordance with this Section 2.13 shall be delivered by the Company to the Mortgage Trustee for cancellation.”

(b) Following any partial payment, redemption or retirement of the 2041 Notes, the Company shall promptly furnish to the Trustee an Officers’ Certificate certifying as to such payment, redemption or retirement and the principal amount of the 2041 Notes outstanding following such change in aggregrate principal amount and instructing the Trustee to exchange the 2041 Collateral Mortgage Bond to the Mortgage Trustee in return for a 2041 Collateral Mortgage Bond reflecting the current outstanding aggregate principal amount so certified in the Officers’ Certificate.”

Section 2.07. Supplemental Indenture No. 3 is hereby amended by the addition of Section 2.14 thereto, to read as follows:

“Section 2.14. Delivery of Non Payment Notice to Mortgage Trustee. If payment of the principal of and premium, if any, or interest on the 2041 Notes has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee shall deliver a written notice to the Mortgage Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which shall be given by the Trustee within 5 Business Days of such non-payment (taking into account any applicable grace period).”

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Section 2.08. Supplemental Indenture No. 3 is hereby amended by the addition of Section 2.15 thereto, to read as follows:

“Section 2.15 No Transfer of 2041 Collateral Mortgage Bonds. The Company shall cause all of the 2041 Collateral Mortgage Bonds shall be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 2041 Collateral Mortgage Bonds.”

Section 2.09. The Company desires to exchange the original Global Security representing the 2041 Notes, dated September 20, 2011 (the “Original Global Security”) for the amended and restated Global Security set forth in Exhibit A hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 2041 Note”) incorporating the amendments effected by this Supplemental Indenture in accordance with Section 13.04 of the Original Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Order for the authentication and delivery of the Amended and Restated Global 2041 Note and the cancellation of the Original Global Security, along with an Officers’ Certificate and Opinions of Counsel required by the Original Indenture, and (ii) the Amended and Restated Global 2041 Note representing the 2041 Notes in the aggregate principal amount of $400,000,000. Upon receipt of the documents required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 2041 Note to be exchanged for the Original Global Security, cancel the Original Global Security and deliver the cancelled Original Global Security to the Company in accordance with the instructions set forth in the Company Order.

ARTICLE THREE

Amendment of Supplemental Indenture No. 4 and the 2023 Notes

Section 3.01. Exhibit A of Supplemental Indenture No. 4 is hereby replaced with Exhibit B to this Supplemental Indenture.

Section 3.02. Supplemental Indenture No. 4 is hereby amended by amending and restating the defined terms “Indenture”, “Supplemental Indenture”, and “2023 Notes” as follows:

“Indenture” means the Original Indenture, as amended and/or supplemented from time to time.

“2023 Notes” means the Company’s 3.15% Senior Notes due 2023.

“Supplemental Indenture” means Supplemental Indenture No. 4 between the Company and the Trustee, dated as of March 14, 2013, as amended by Supplemental Indenture No. 8 by and between the Company and the Trustee, dated as of March 1, 2019, as may be further amended and or supplemented from time to time.

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Section 3.03. Section 2.07 of Supplemental Indenture No. 4 is hereby amended and restated as follows:

“2.07 Global Notes.

(a) The 2023 Notes shall be issuable in whole or in part in the form of one or more permanent Global Securities in definitive, full registered, book-entry form, without interest coupons (the “Global Note”). The Global Note shall be deposited on its issuance date with, or on behalf of, the Depositary.

(b) Each Global Note shall represent such of the 2023 Notes as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 2023 Notes from time to time endorsed thereon and that the aggregate principal amount of 2023 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the aggregate principal amount, of 2023 Notes represented thereby shall be reflected by the Trustee on Schedule A attached to the 2023 Note and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Note.”

Section 3.04. Supplemental Indenture No. 4 is hereby amended by the addition of Section 2.11 thereto, to read as follows:

“Section 2.11 Collateral Security for the 2023 Notes.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 2023 Notes, the Company shall issue and deliver the 3.15% Mortgage Bond, Collateral Series due 2023 (the “2023 Collateral Mortgage Bonds”) to the Trustee pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the “Sixteenth Supplemental Mortgage Indenture”) to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986 between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee (the “Mortgage Bond Trustee”) (such General Mortgage Indenture and Deed of Trust, as previously and hereinafter supplemented, (including by the Sixteenth Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 2023 Collateral Mortgage Bonds will be applied to satisfy any obligations under the 2023 Notes in accordance with the Indenture and not any other Notes outstanding under the Indenture. In connection with the delivery of the 2023 Collateral Mortgage Bonds to the Trustee, the Company shall (i) deliver to the Trustee an Officers’ Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 2023 Collateral Mortgage Bonds in the aggregate principal amount of $300,000,000, and (B) the Company has delivered the 2023 Collateral Mortgage Bonds to the Trustee in the aggregate principal amount of $300,000,000, (ii) provide to the Trustee an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, issuance, validity and enforceability of the 2023 Collateral Mortgage Bonds, and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Sixteenth Supplemental Indenture, certified by the Secretary or an Assistant Secretary of the Company.

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(b) The 2023 Collateral Mortgage Bonds shall be fully registered in the name of the Trustee. Until released in accordance with Section 2.13 of this Supplemental Indenture, the Trustee shall hold the 2023 Collateral Mortgage Bonds in trust for the benefit of the Holders from time to time of the 2023 Notes as security for any and all obligations of the Company with respect to the 2023 Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 2023 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2023 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 2023 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2023 Notes.

(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 2023 Collateral Mortgage Bonds delivered to the Trustee.”

Section 3.05. Supplemental Indenture No. 4 is hereby amended by the addition of Section 2.12 thereto, to read as follows:

“Section 2.12 Actions with Respect to 2023 Collateral Mortgage Bonds.

(a) Except for the safe custody of any 2023 Collateral Mortgage Bonds in its possession and the accounting for moneys actually received by it with respect to the 2023 Collateral Mortgage Bonds, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 2023 Collateral Mortgage Bonds unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class and (ii) indemnity satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 2023 Collateral Mortgage Bonds and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 2023 Collateral Mortgage Bonds. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 2023 Collateral Mortgage Bonds or the Mortgage Indenture or, that otherwise subjects it to liability.

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(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 2023 Notes is required with respect to the 2023 Collateral Mortgage Bonds and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 2023 Collateral Mortgage Bonds, it shall promptly transmit such notices to the holders of the 2023 Notes in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of a 2023 Note, by holding such 2023 Note such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person other than the Trustee in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 2023 Collateral Mortgage Bonds, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 2023 Collateral Mortgage Bonds and/or the Mortgage Indenture.”

(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 2023 Notes and the 2023 Notes have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 8.02 of the Indenture, upon request of holders of not less than a majority in principal amount of the 2023 Notes, and receipt of indemnity to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 2023 Collateral Mortgage Bonds.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 2023 Notes, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 2023 Collateral Mortgage Bonds and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 2023 Note, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 2023 Collateral Mortgage Bonds and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of 2023 Collateral Mortgage Bonds, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to 2023 Collateral Mortgage Bonds, (iii) reducing the rate or extending the time of payment of interest on the 2023 Collateral Mortgage Bonds, or reducing the principal amount of 2023 Collateral Mortgage Bonds, or, (iv) limiting the right of the Trustee (as the holder of the 2023 Collateral Mortgage Bonds) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on 2023 Collateral Mortgage Bonds in accordance with the terms thereof, or (B) reducing the percentage of mortgage bonds, the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Prior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.

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Section 3.06. Supplemental Indenture No. 4 is hereby amended by the addition of Section 2.13 thereto, to read as follows:

“Section 2.13. Release of Liens in Respect of 2023 Collateral Mortgage Bonds; Change of Amounts. (a) Upon the Trustee’s receipt of an Officers’ Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 2023 Notes (but, for avoidance of doubt, not any other series of Notes then outstanding under the Indenture) in accordance with Section 5.01 of the Indenture, the Trustee shall be deemed not to hold a lien on the 2023 Collateral Mortgage Bonds on behalf of the holders of the 2023 Notes and the Trustee shall, upon written request of the Company, deliver to the Company the 2023 Collateral Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 2023 Collateral Mortgage Bonds delivered to the Company in accordance with this Section 2.13 shall be delivered by the Company to the Mortgage Trustee for cancellation.”

(b) Following any partial payment, redemption or retirement of the 2023 Notes, the Company shall promptly furnish to the Trustee an Officers’ Certificate certifying as to such payment, redemption or retirement and the principal amount of the 2023 Notes outstanding following such change in aggregrate principal amount and instructing the Trustee to exchange the 2023 Collateral Mortgage Bond to the Mortgage Trustee in return for a 2023 Collateral Mortgage Bond reflecting the current outstanding aggregate principal amount so certified in the Officers’ Certificate.”

Section 3.07. Supplemental Indenture No. 4 is hereby amended by the addition of Section 2.14 thereto, to read as follows:

“Section 2.14. Delivery of Non Payment Notice to Mortgage Trustee. If payment of the principal of and premium, if any, or interest on the 2023 Notes has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee shall deliver a written notice to the Mortgage Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which shall be given by the Trustee within 5 Business Days of such non-payment (taking into account any applicable grace period).”

Section 3.08. Supplemental Indenture No. 4 is hereby amended by the addition of Section 2.15 thereto, to read as follows:

“Section 2.15 No Transfer of 2023 Collateral Mortgage Bonds. The Company shall cause all of the 2023 Collateral Mortgage Bonds shall be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 2023 Collateral Mortgage Bonds.”

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Section 3.09. The Company desires to exchange the original Global Security representing the 2023 Notes, dated March 14, 2013 (the “Original Global Security”) for the amended and restated Global Security set forth in Exhibit B hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 2023 Note”) incorporating the amendments effected by this Supplemental Indenture in accordance with Section 13.04 of the Original Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Order for the authentication and delivery of the Amended and Restated Global 2023 Note and the cancellation of the Original Global Security, along with an Officers’ Certificate and Opinions of Counsel required by the Original Indenture, and (ii) the Amended and Restated Global 2023 Note representing the 2023 Notes in the aggregate principal amount of $300,000,000. Upon receipt of the documents required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 2023 Note to be exchanged for the Original Global Security, cancel the Original Global Security and deliver the cancelled Original Global Security to the Company in accordance with the instructions set forth in the Company Order.

ARTICLE FOUR

Amendment of Supplemental Indenture No. 5 and the 2025 Notes

Section 4.01. Exhibit A of Supplemental Indenture No. 5 is hereby replaced with Exhibit C to this Supplemental Indenture.

Section 4.02. Supplemental Indenture No. 5 is hereby amended by amending and restating the defined terms “Indenture”, “Supplemental Indenture”, and “2025 Notes” as follows:

“Indenture” means the Original Indenture, as amended and/or supplemented from time to time.

“2025 Notes” means the Company’s 3.65% Senior Notes due 2025.

“Supplemental Indenture” means Supplemental Indenture No. 5 between the Company and the Trustee, dated as of August 18, 2015, as amended by Supplemental Indenture No. 8 by and between the Company and the Trustee, dated as of March 1, 2019, as may be further amended and or supplemented from time to time.

Section 4.03. Section 2.07 of Supplemental Indenture No. 5 is hereby amended and restated as follows:

“2.07 Global Notes.

(a) The 2025 Notes shall be issuable in whole or in part in the form of one or more permanent Global Securities in definitive, full registered, book-entry form, without interest coupons (the “Global Note”). The Global Note shall be deposited on its issuance date with, or on behalf of, the Depositary.

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(b) Each Global Note shall represent such of the 2025 Notes as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 2025 Notes from time to time endorsed thereon and that the aggregate principal amount of 2025 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the aggregate principal amount, of 2025 Notes represented thereby shall be reflected by the Trustee on Schedule A attached to the 2025 Note and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Note.”

Section 4.04. Supplemental Indenture No. 5 is hereby amended by the addition of Section 2.11 thereto, to read as follows:

“Section 2.11 Collateral Security for the 2025 Notes.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 2025 Notes, the Company shall issue and deliver the 3.65% Mortgage Bond, Collateral Series due 2025 (the “2025 Collateral Mortgage Bonds”) to the Trustee pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the “Sixteenth Supplemental Mortgage Indenture”) to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986 between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee (the “Mortgage Bond Trustee”) (such General Mortgage Indenture and Deed of Trust, as previously and hereinafter supplemented, (including by the Sixteenth Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 2025 Collateral Mortgage Bonds will be applied to satisfy any obligations under the 2025 Notes in accordance with the Indenture and not any other Notes outstanding under the Indenture. In connection with the delivery of the 2025 Collateral Mortgage Bonds to the Trustee, the Company shall (i) deliver to the Trustee an Officers’ Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 2025 Collateral Mortgage Bonds in the aggregate principal amount of $350,000,000, and (B) the Company has delivered the 2025 Collateral Mortgage Bonds to the Trustee in the aggregate principal amount of $350,000,000, (ii) provide to the Trustee an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, issuance, validity and enforceability of the 2025 Collateral Mortgage Bonds, and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Sixteenth Supplemental Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b) The 2025 Collateral Mortgage Bonds shall be fully registered in the name of the Trustee. Until released in accordance with Section 2.13 of this Supplemental Indenture, the Trustee shall hold the 2025 Collateral Mortgage Bonds in trust for the benefit of the Holders from time to time of the 2025 Notes as security for any and all obligations of the Company with respect to the 2025 Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 2025 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2025 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (2) the full and prompt payment of any interest on the 2025 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2025 Notes.

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(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 2025 Collateral Mortgage Bonds delivered to the Trustee.”

Section 4.05. Supplemental Indenture No. 5 is hereby amended by the addition of Section 2.12 thereto, to read as follows:

“Section 2.12 Actions with Respect to 2025 Collateral Mortgage Bonds.

(a) Except for the safe custody of any 2025 Collateral Mortgage Bonds in its possession and the accounting for moneys actually received by it with respect to the 2025 Collateral Mortgage Bonds, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 2025 Collateral Mortgage Bonds unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class and (ii) indemnity satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 2025 Collateral Mortgage Bonds and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 2025 Collateral Mortgage Bonds. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 2025 Collateral Mortgage Bonds or the Mortgage Indenture or, that otherwise subjects it to liability.

(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 2025 Notes is required with respect to the 2025 Collateral Mortgage Bonds and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 2025 Collateral Mortgage Bonds, it shall promptly transmit such notices to the holders of the 2025 Notes in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of a 2025 Note, by holding such 2025 Note such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person other than the Trustee in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 2025 Collateral Mortgage Bonds, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

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(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 2025 Collateral Mortgage Bonds and/or the Mortgage Indenture.”

(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 2025 Notes and the 2025 Notes have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 8.02 of the Indenture, upon request of holders of not less than a majority in principal amount of the 2025 Notes, and receipt of indemnity to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 2025 Collateral Mortgage Bonds.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 2025 Notes, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 2025 Collateral Mortgage Bonds and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 2025 Note, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 2025 Collateral Mortgage Bonds and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of 2025 Collateral Mortgage Bonds, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to 2025 Collateral Mortgage Bonds, (iii) reducing the rate or extending the time of payment of interest on the 2025 Collateral Mortgage Bonds, or reducing the principal amount of 2025 Collateral Mortgage Bonds, or, (iv) limiting the right of the Trustee (as the holder of the 2025 Collateral Mortgage Bonds) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on 2025 Collateral Mortgage Bonds in accordance with the terms thereof, or (B) reducing the percentage of mortgage bonds, the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Prior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.

Section 4.06. Supplemental Indenture No. 5 is hereby amended by the addition of Section 2.13 thereto, to read as follows:

“Section 2.13. Release of Liens in Respect of 2025 Collateral Mortgage Bonds; Change of Amounts. (a) Upon the Trustee’s receipt of an Officers’ Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 2025 Notes (but, for avoidance of doubt, not any other series of Notes then outstanding under the Indenture) in accordance with Section 5.01 of the Indenture, the Trustee shall be deemed not to hold a lien on the 2025 Collateral Mortgage Bonds on behalf of the holders of the 2025 Notes and the Trustee shall, upon written request of the Company, deliver to the Company the 2025 Collateral Mortgage

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Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 2025 Collateral Mortgage Bonds delivered to the Company in accordance with this Section 2.13 shall be delivered by the Company to the Mortgage Trustee for cancellation.”

(b) Following any partial payment, redemption or retirement of the 2025 Notes, the Company shall promptly furnish to the Trustee an Officers’ Certificate certifying as to such payment, redemption or retirement and the principal amount of the 2025 Notes outstanding following such change in aggregrate principal amount and instructing the Trustee to exchange the 2025 Collateral Mortgage Bond to the Mortgage Trustee in return for a 2025 Collateral Mortgage Bond reflecting the current outstanding aggregate principal amount so certified in the Officers’ Certificate.”

Section 4.07. Supplemental Indenture No. 5 is hereby amended by the addition of Section 2.14 thereto, to read as follows:

“Section 2.14. Delivery of Non Payment Notice to Mortgage Trustee. If payment of the principal of and premium, if any, or interest on the 2025 Notes has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee shall deliver a written notice to the Mortgage Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which shall be given by the Trustee within 5 Business Days of such non-payment (taking into account any applicable grace period).”

Section 4.08. Supplemental Indenture No. 5 is hereby amended by the addition of Section 2.15 thereto, to read as follows:

“Section 2.15 No Transfer of 2025 Collateral Mortgage Bonds. The Company shall cause all of the 2025 Collateral Mortgage Bonds shall be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 2025 Collateral Mortgage Bonds.”

Section 4.09. The Company desires to exchange the original Global Security representing the 2025 Notes, dated August 18, 2015 (the “Original Global Security”) for the amended and restated Global Security set forth in Exhibit C hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 2025 Note”) incorporating the amendments effected by this Supplemental Indenture in accordance with Section 13.04 of the Original Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Order for the authentication and delivery of the Amended and Restated Global 2025 Note and the cancellation of the Original Global Security, along with an Officers’ Certificate and Opinions of Counsel required by the Original Indenture, and (ii) the Amended and Restated Global 2025 Note representing the 2025 Notes in the aggregate principal amount of $350,000,000. Upon receipt of the documents required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 2025 Note to be exchanged for the Original Global Security, cancel the Original Global Security and deliver the cancelled Original Global Security to the Company in accordance with the instructions set forth in the Company Order.

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ARTICLE FIVE

Amendment of Supplemental Indenture No. 6 and the 2047 Notes

Section 5.01. Exhibit A of Supplemental Indenture No. 6 is hereby replaced with Exhibit D to this Supplemental Indenture.

Section 5.02. Supplemental Indenture No. 6 is hereby amended by amending and restating the defined terms “Indenture”, “Supplemental Indenture”, and “2047 Notes” as follows:

“Indenture” means the Original Indenture, as amended and/or supplemented from time to time.

“2047 Notes” means the Company’s 4.20% Senior Notes due 2047.

“Supplemental Indenture” means Supplemental Indenture No. 6 between the Company and the Trustee, dated as of June 15, 2017, as amended by Supplemental Indenture No. 8 by and between the Company and the Trustee, dated as of March 1, 2019, as may be further amended and or supplemented from time to time.

Section 5.03. Section 2.07 of Supplemental Indenture No. 6 is hereby amended and restated as follows:

“2.07 Global Notes.

(a) The 2047 Notes shall be issuable in whole or in part in the form of one or more permanent Global Securities in definitive, full registered, book-entry form, without interest coupons (the “Global Note”). The Global Note shall be deposited on its issuance date with, or on behalf of, the Depositary.

(b) Each Global Note shall represent such of the 2047 Notes as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 2047 Notes from time to time endorsed thereon and that the aggregate principal amount of 2047 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the aggregate principal amount, of 2047 Notes represented thereby shall be reflected by the Trustee on Schedule A attached to the 2047 Note and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Note.”

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Section 5.04. Supplemental Indenture No. 6 is hereby amended by the addition of Section 2.11 thereto, to read as follows:

“Section 2.11 Collateral Security for the 2047 Notes.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 2047 Notes, the Company shall issue and deliver the 4.20% Mortgage Bond, Collateral Series due 2047 (the “2047 Collateral Mortgage Bonds”) to the Trustee pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the “Sixteenth Supplemental Mortgage Indenture”) to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986 between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee (the “Mortgage Bond Trustee”) (such General Mortgage Indenture and Deed of Trust, as previously and hereinafter supplemented, (including by the Sixteenth Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 2047 Collateral Mortgage Bonds will be applied to satisfy any obligations under the 2047 Notes in accordance with the Indenture and not any other Notes outstanding under the Indenture. In connection with the delivery of the 2047 Collateral Mortgage Bonds to the Trustee, the Company shall (i) deliver to the Trustee an Officers’ Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 2047 Collateral Mortgage Bonds in the aggregate principal amount of $300,000,000, and (B) the Company has delivered the 2047 Collateral Mortgage Bonds to the Trustee in the aggregate principal amount of $300,000,000, (ii) provide to the Trustee an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, issuance, validity and enforceability of the 2047 Collateral Mortgage Bonds, and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Sixteenth Supplemental Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b) The 2047 Collateral Mortgage Bonds shall be fully registered in the name of the Trustee. Until released in accordance with Section 2.13 of this Supplemental Indenture, the Trustee shall hold the 2047 Collateral Mortgage Bonds in trust for the benefit of the Holders from time to time of the 2047 Notes as security for any and all obligations of the Company with respect to the 2047 Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 2047 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2047 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (2) the full and prompt payment of any interest on the 2047 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2047 Notes.

(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 2047 Collateral Mortgage Bonds delivered to the Trustee.”

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Section 5.05. Supplemental Indenture No. 6 is hereby amended by the addition of Section 2.12 thereto, to read as follows:

“Section 2.12 Actions with Respect to 2047 Collateral Mortgage Bonds.

(a) Except for the safe custody of any 2047 Collateral Mortgage Bonds in its possession and the accounting for moneys actually received by it with respect to the 2047 Collateral Mortgage Bonds, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 2047 Collateral Mortgage Bonds unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class and (ii) indemnity satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 2047 Collateral Mortgage Bonds and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 2047 Collateral Mortgage Bonds. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 2047 Collateral Mortgage Bonds or the Mortgage Indenture or, that otherwise subjects it to liability.

(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 2047 Notes is required with respect to the 2047 Collateral Mortgage Bonds and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 2047 Collateral Mortgage Bonds, it shall promptly transmit such notices to the holders of the 2047 Notes in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of a 2047 Note, by holding such 2047 Note such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person other than the Trustee in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 2047 Collateral Mortgage Bonds, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 2047 Collateral Mortgage Bonds and/or the Mortgage Indenture.”

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(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 2047 Notes and the 2047 Notes have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 8.02 of the Indenture, upon request of holders of not less than a majority in principal amount of the 2047 Notes, and receipt of indemnity to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 2047 Collateral Mortgage Bonds.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 2047 Notes, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 2047 Collateral Mortgage Bonds and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 2047 Note, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 2047 Collateral Mortgage Bonds and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of 2047 Collateral Mortgage Bonds, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to 2047 Collateral Mortgage Bonds, (iii) reducing the rate or extending the time of payment of interest on the 2047 Collateral Mortgage Bonds, or reducing the principal amount of 2047 Collateral Mortgage Bonds, or, (iv) limiting the right of the Trustee (as the holder of the 2047 Collateral Mortgage Bonds) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on 2047 Collateral Mortgage Bonds in accordance with the terms thereof, or (B) reducing the percentage of mortgage bonds, the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Prior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.

Section 5.06. Supplemental Indenture No. 6 is hereby amended by the addition of Section 2.13 thereto, to read as follows:

“Section 2.13. Release of Liens in Respect of 2047 Collateral Mortgage Bonds; Change of Amounts. (a) Upon the Trustee’s receipt of an Officers’ Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 2047 Notes (but, for avoidance of doubt, not any other series of Notes then outstanding under the Indenture) in accordance with Section 5.01 of the Indenture, the Trustee shall be deemed not to hold a lien on the 2047 Collateral Mortgage Bonds on behalf of the holders of the 2047 Notes and the Trustee shall, upon written request of the Company, deliver to the Company the 2047 Collateral Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 2047 Collateral Mortgage Bonds delivered to the Company in accordance with this Section 2.13 shall be delivered by the Company to the Mortgage Trustee for cancellation.”

(b) Following any partial payment, redemption or retirement of the 2047 Notes, the Company shall promptly furnish to the Trustee an Officers’ Certificate certifying as to such payment, redemption or retirement and the principal amount of the 2047 Notes outstanding following such change in aggregrate principal amount and instructing the Trustee to exchange the 2047 Collateral Mortgage Bond to the Mortgage Trustee in return for a 2047 Collateral Mortgage Bond reflecting the current outstanding aggregate principal amount so certified in the Officers’ Certificate.”

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Section 5.07. Supplemental Indenture No. 6 is hereby amended by the addition of Section 2.14 thereto, to read as follows:

“Section 2.14. Delivery of Non Payment Notice to Mortgage Trustee. If payment of the principal of and premium, if any, or interest on the 2047 Notes has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee shall deliver a written notice to the Mortgage Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which shall be given by the Trustee within 5 Business Days of such non-payment (taking into account any applicable grace period).”

Section 5.08. Supplemental Indenture No. 6 is hereby amended by the addition of Section 2.15 thereto, to read as follows:

“Section 2.15 No Transfer of 2047 Collateral Mortgage Bonds. The Company shall cause all of the 2047 Collateral Mortgage Bonds shall be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 2047 Collateral Mortgage Bonds.”

Section 5.09. The Company desires to exchange the original Global Security representing the 2047 Notes, dated June 15, 2017 (the “Original Global Security”) for the amended and restated Global Security set forth in Exhibit D hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 2047 Note”) incorporating the amendments effected by this Supplemental Indenture in accordance with Section 13.04 of the Original Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Order for the authentication and delivery of the Amended and Restated Global 2047 Note and the cancellation of the Original Global Security, along with an Officers’ Certificate and Opinions of Counsel required by the Original Indenture, and (ii) the Amended and Restated Global 2047 Note representing the 2047 Notes in the aggregate principal amount of $300,000,000. Upon receipt of the documents required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 2047 Note to be exchanged for the Original Global Security, cancel the Original Global Security and deliver the cancelled Original Global Security to the Company in accordance with the instructions set forth in the Company Order.

ARTICLE SIX

Amendment of Supplemental Indenture No. 7 and the 2048 Notes

Section 6.01. Exhibit A of Supplemental Indenture No. 7 is hereby replaced with Exhibit E to this Supplemental Indenture.

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Section 6.02. Supplemental Indenture No. 7 is hereby amended by amending and restating the defined terms “Indenture”, “Supplemental Indenture”, and “2048 Notes” as follows:

“Indenture” means the Original Indenture, as amended and/or supplemented from time to time.

“2048 Notes” means the Company’s 4.20% Senior Notes due 2048.

“Supplemental Indenture” means Supplemental Indenture No. 7 between the Company and the Trustee, dated as of March 1, 2018, as amended by Supplemental Indenture No. 8 by and between the Company and the Trustee, dated as of March 1, 2019, as may be further amended and or supplemented from time to time.

Section 6.03. Section 2.07 of Supplemental Indenture No. 7 is hereby amended and restated as follows:

“2.07 Global Notes.

(a) The 2048 Notes shall be issuable in whole or in part in the form of one or more permanent Global Securities in definitive, full registered, book-entry form, without interest coupons (the “Global Note”). The Global Note shall be deposited on its issuance date with, or on behalf of, the Depositary.

(b) Each Global Note shall represent such of the 2048 Notes as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 2048 Notes from time to time endorsed thereon and that the aggregate principal amount of 2048 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the aggregate principal amount, of 2048 Notes represented thereby shall be reflected by the Trustee on Schedule A attached to the 2048 Note and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Note.”

Section 6.04. Supplemental Indenture No. 7 is hereby amended by the addition of Section 2.11 thereto, to read as follows:

“Section 2.11 Collateral Security for the 2048 Notes.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 2048 Notes, the Company shall issue and deliver the 4.20% Mortgage Bond, Collateral Series due 2048 (the “2048 Collateral Mortgage Bonds”) to the Trustee pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the “Sixteenth Supplemental Mortgage Indenture”) to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986 between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee (the “Mortgage Bond Trustee”) (such General Mortgage Indenture and Deed of Trust, as previously and hereinafter supplemented, (including by the Sixteenth Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 2048 Collateral Mortgage Bonds will

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be applied to satisfy any obligations under the 2048 Notes in accordance with the Indenture and not any other Notes outstanding under the Indenture. In connection with the delivery of the 2048 Collateral Mortgage Bonds to the Trustee, the Company shall (i) deliver to the Trustee an Officers’ Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 2048 Collateral Mortgage Bonds in the aggregate principal amount of $300,000,000, and (B) the Company has delivered the 2048 Collateral Mortgage Bonds to the Trustee in the aggregate principal amount of $300,000,000, (ii) provide to the Trustee an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, issuance, validity and enforceability of the 2048 Collateral Mortgage Bonds, and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Sixteenth Supplemental Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b) The 2048 Collateral Mortgage Bonds shall be fully registered in the name of the Trustee. Until released in accordance with Section 2.13 of this Supplemental Indenture, the Trustee shall hold the 2048 Collateral Mortgage Bonds in trust for the benefit of the Holders from time to time of the 2048 Notes as security for any and all obligations of the Company with respect to the 2048 Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 2048 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2048 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (2) the full and prompt payment of any interest on the 2048 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2048 Notes.

(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 2048 Collateral Mortgage Bonds delivered to the Trustee.”

Section 6.05. Supplemental Indenture No. 7 is hereby amended by the addition of Section 2.12 thereto, to read as follows:

“Section 2.12 Actions with Respect to 2048 Collateral Mortgage Bonds.

(a) Except for the safe custody of any 2048 Collateral Mortgage Bonds in its possession and the accounting for moneys actually received by it with respect to the 2048 Collateral Mortgage Bonds, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 2048 Collateral Mortgage Bonds unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class and (ii) indemnity satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 2048 Collateral Mortgage Bonds and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any

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covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 2048 Collateral Mortgage Bonds. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 2048 Collateral Mortgage Bonds or the Mortgage Indenture or, that otherwise subjects it to liability.

(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 2048 Notes is required with respect to the 2048 Collateral Mortgage Bonds and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 2048 Collateral Mortgage Bonds, it shall promptly transmit such notices to the holders of the 2048 Notes in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of a 2048 Note, by holding such 2048 Note such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person other than the Trustee in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 2048 Collateral Mortgage Bonds, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 2048 Collateral Mortgage Bonds and/or the Mortgage Indenture.”

(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 2048 Notes and the 2048 Notes have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 8.02 of the Indenture, upon request of holders of not less than a majority in principal amount of the 2048 Notes, and receipt of indemnity to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 2048 Collateral Mortgage Bonds.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 2048 Notes, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 2048 Collateral Mortgage Bonds and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 2048 Note, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 2048 Collateral Mortgage Bonds and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of 2048 Collateral Mortgage Bonds, (ii) changing any terms

24

of any sinking fund or analogous fund or conversion rights with respect to 2048 Collateral Mortgage Bonds, (iii) reducing the rate or extending the time of payment of interest on the 2048 Collateral Mortgage Bonds, or reducing the principal amount of 2048 Collateral Mortgage Bonds, or, (iv) limiting the right of the Trustee (as the holder of the 2048 Collateral Mortgage Bonds) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on 2048 Collateral Mortgage Bonds in accordance with the terms thereof, or (B) reducing the percentage of mortgage bonds, the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Prior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.

Section 6.06. Supplemental Indenture No. 7 is hereby amended by the addition of Section 2.13 thereto, to read as follows:

“Section 2.13. Release of Liens in Respect of 2048 Collateral Mortgage Bonds; Change of Amounts. (a) Upon the Trustee’s receipt of an Officers’ Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 2048 Notes (but, for avoidance of doubt, not any other series of Notes then outstanding under the Indenture) in accordance with Section 5.01 of the Indenture, the Trustee shall be deemed not to hold a lien on the 2048 Collateral Mortgage Bonds on behalf of the holders of the 2048 Notes and the Trustee shall, upon written request of the Company, deliver to the Company the 2048 Collateral Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 2048 Collateral Mortgage Bonds delivered to the Company in accordance with this Section 2.13 shall be delivered by the Company to the Mortgage Trustee for cancellation.”

(b) Following any partial payment, redemption or retirement of the 2048 Notes, the Company shall promptly furnish to the Trustee an Officers’ Certificate certifying as to such payment, redemption or retirement and the principal amount of the 2048 Notes outstanding following such change in aggregrate principal amount and instructing the Trustee to exchange the 2048 Collateral Mortgage Bond to the Mortgage Trustee in return for a 2048 Collateral Mortgage Bond reflecting the current outstanding aggregate principal amount so certified in the Officers’ Certificate.”

25

Section 6.07. Supplemental Indenture No. 7 is hereby amended by the addition of Section 2.14 thereto, to read as follows:

“Section 2.14. Delivery of Non Payment Notice to Mortgage Trustee. If payment of the principal of and premium, if any, or interest on the 2048 Notes has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee shall deliver a written notice to the Mortgage Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which shall be given by the Trustee within 5 Business Days of such non-payment (taking into account any applicable grace period).”

Section 6.08. Supplemental Indenture No. 7 is hereby amended by the addition of Section 2.15 thereto, to read as follows:

“Section 2.15 No Transfer of 2048 Collateral Mortgage Bonds. The Company shall cause all of the 2048 Collateral Mortgage Bonds shall be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 2048 Collateral Mortgage Bonds.”

Section 6.09. The Company desires to exchange the original Global Security representing the 2048 Notes, dated March 1, 2018 (the “Original Global Security”) for the amended and restated Global Security set forth in Exhibit D hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 2048 Note”) incorporating the amendments effected by this Supplemental Indenture in accordance with Section 13.04 of the Original Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Order for the authentication and delivery of the Amended and Restated Global 2048 Note and the cancellation of the Original Global Security, along with an Officers’ Certificate and Opinions of Counsel required by the Original Indenture, and (ii) the Amended and Restated Global 2048 Note representing the 2048 Notes in the aggregate principal amount of $300,000,000. Upon receipt of the documents required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 2048 Note to be exchanged for the Original Global Security, cancel the Original Global Security and deliver the cancelled Original Global Security to the Company in accordance with the instructions set forth in the Company Order.

ARTICLE SEVEN

Miscellaneous Provisions

Section 7.01. The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 7.02. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 7.03. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND DEEMED TO BE A CONTRACT MADE UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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Section 7.04. If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

Section 7.05. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.06. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee makes no representations as to the validity, execution or sufficiency of this Supplemental Indenture, the Collateral Mortgage Bonds or in respect of the recitals contained herein, all of which are deemed made by the Company.

*     *     *     *

27

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

KANSAS CITY POWER & LIGHT COMPANY

By	/s/ Lori A. Wright
	Name:	Lori A. Wright
	Title:	Vice President – Corporate Planning, Investor Relations and Treasurer

[CORPORATE SEAL]

ATTEST:

By:	/s/ Jeffrey C. DeBruin
	Name:	Jeffrey C. DeBruin
	Title:	Corporate Counsel and Assistant Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By	/s/ Valere D. Boyd
	Name:	Valere D. Boyd
	Title:	Vice President

28

STATE OF MISSOURI	)
	)	ss.
COUNTY OF JACKSON	)

On the 14th day of March, 2019, before me personally came Lori A. Wright, to me known, who, being by me duly sworn, did depose and say that she is Vice President, Corporate Planning, Investor Relations and Treasurer of KANSAS CITY POWER & LIGHT COMPANY, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

[NOTARIAL SEAL]

/s/ Annette G. Carter
Notary Public

29

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On the 14th day of March, 2019, before me personally came Valere D. Boyd, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

[NOTARIAL SEAL]

/s/ Marvin G. Cuenca
Notary Public
Marvin G. Cuenca
Notary Public—California
Los Angeles County
Commission # 2185097
Comm. Exp. Mar. 27, 2021

30

Exhibit A

[FORM OF AMENDED AND RESTATED 2041 NOTE]

[Certificated Note]

[IF THIS SECURITY IS TO BE A GLOBAL NOTE -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Kansas City Power & Light Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED
KANSAS CITY POWER & LIGHT COMPANY 5.30% Notes due 2041
Interest Rate: 5.30% per annum	Principal Sum $400,000,000
Maturity Date: October 1, 2041	CUSIP No. 485134 BM1
Registered Holder:

KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from September 20, 2011, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on April 1,

2012, and thereafter semi-annually on April 1 and October 1 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the March 15 or September 15, as the case may be (whether or not such day is a Business Day), immediately preceding that Interest Payment Date, except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 1, 2007, as previously supplemented and further supplemented by Supplemental Indenture No. 3, dated as of September 20, 2011, as amended by Supplemental Indenture No. 8 dated as of March 1, 2019 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $400,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase.

The Notes will be secured by a series of mortgage bonds (the “2041 Collateral Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.) (as amended and supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 2041 Collateral Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Notes are secured.

Prior to April 1, 2041, the Company shall have the right to redeem the Notes of this series, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date.

On or after April 1, 2041, the Company shall have the right to redeem the 2041 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2041 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date.

For purposes of determining the redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (3) if only one such Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Barclays Capital Inc. and RBS Securities Inc. or their affiliates, and their respective successors, unless either of them ceases to be a primary U.S. government securities dealer in the United States of America (“Primary Treasury Dealer”), in which case the Company will substitute therefore another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by Wells Fargo Securities, LLC and (3) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefore.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Vice President – Corporate Planning, Investor Relations and Treasurer and the Assistant Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

KANSAS CITY POWER & LIGHT COMPANY

By:
Name:
Title:

(SEAL)

By:
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

The initial aggregate principal amount evidenced by the Certificate to which this Schedule is attached is $400,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount	Aggregate Principal Amount of Securities Remaining After Such Decrease	Notation by Security Registrar

Exhibit B

[FORM OF AMENDED AND RESTATED 2023 NOTE]

[Certificated Note]

[IF THIS SECURITY IS TO BE A GLOBAL NOTE -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to Kansas City Power & Light Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payments made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED
KANSAS CITY POWER & LIGHT COMPANY 3.15% Notes due 2023
Interest Rate: 3.15% per annum	Principal Sum $300,000,000
Maturity Date: March 15, 2023	CUSIP No. 485134 BN9
Registered Holder:

KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from March 14, 2013, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on September 15, 2013, and thereafter semi-annually on March 15 and September 15 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the March 1 or September 1, as the case may be (whether or not such day is a Business Day), immediately preceding that Interest Payment Date, except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 1, 2007, as previously supplemented and further supplemented by Supplemental Indenture No. 4, dated as of March 14, 2013, as amended by Supplemental Indenture No. 8 dated as of March 1, 2019 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase.

The Notes will be secured by a series of mortgage bonds (the “2023 Collateral Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.) (as amended and supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 2023 Collateral Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Notes are secured.

Prior to December 15, 2022, the Company shall have the right to redeem the Notes of this series, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date.

On or after December 15, 2022, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date.

For purposes of determining the redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (3) if only one such Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their affiliates, and their respective successors, unless either of them ceases to be a primary U.S. government securities dealer in the United States of America (“Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc. and (3) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture, and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefore.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Vice President – Corporate Planning, Investor Relations and Treasurer and the Assistant Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

KANSAS CITY POWER & LIGHT COMPANY

By:
Name:
Title:

(SEAL)

By:
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

The initial aggregate principal amount evidenced by the Certificate to which this Schedule is attached is $300,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount	Aggregate Principal Amount of Securities Remaining After Such Decrease	Notation by Security Registrar

Exhibit C

[FORM OF AMENDED AND RESTATED 2025 NOTE]

[Certificated Note]

[IF THIS SECURITY IS TO BE A GLOBAL NOTE -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO KANSAS CITY POWER & LIGHT COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENTS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. KANSAS CITY POWER & LIGHT COMPANY

REGISTERED	REGISTERED
3.65% Notes due 2025
Interest Rate: 3.65% per annum	Principal Sum $350,000,000
Maturity Date: August 15, 2025	CUSIP No. 485134 BP4
Registered Holder:

KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from August 18, 2015, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on February 15, 2016, and thereafter semi-annually on February 15 and August 15 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the February 1 or August 1, as the case may be (whether or not such day is a Business Day), immediately preceding that Interest Payment Date, except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 1, 2007, as previously supplemented and further supplemented by Supplemental Indenture No. 5, dated as of August 18, 2015, as amended by Supplemental Indenture No. 8 dated as of March 1, 2019 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $350,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the initial public offering price, the Original Issue Date and the first Interest Payment Date, as applicable) as the Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the Notes, will constitute a single series of notes under the Indenture.

The Notes will be secured by a series of mortgage bonds (the “2025 Collateral Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.) (as amended and supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 2025 Collateral Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Notes are secured.

Prior to the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date.

On or after the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date.

For purposes of determining the redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such of Reference Treasury Dealer Quotations, (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such quotations, or (3) if only one such Reference Treasury Dealer Quotation is received, such quotation.

“Par Call Date” means May 15, 2025.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of each of J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their affiliates, and their respective successors, unless either of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc., (3) a Primary Treasury Dealer selected by Wells Fargo Securities, LLC and (4) one other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture, and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Vice President – Corporate Planning, Investor Relations and Treasurer and the Assistant Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

KANSAS CITY POWER & LIGHT COMPANY

By:
Name:
Title:

(SEAL)

By:
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

The initial aggregate principal amount evidenced by the Certificate to which this Schedule is attached is $350,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount	Aggregate Principal Amount of Securities Remaining After Such Decrease	Notation by Security Registrar

Exhibit D

[FORM OF AMENDED AND RESTATED 2047 NOTE]

[Global Note]

[IF THIS SECURITY IS TO BE A GLOBAL NOTE -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO KANSAS CITY POWER & LIGHT COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENTS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	REGISTERED
KANSAS CITY POWER & LIGHT COMPANY 4.20% Notes due 2047
Interest Rate: 4.20% per annum	Principal Sum $300,000,000
Maturity Date: June 15, 2047	CUSIP No. 485134 BQ2
Registered Holder:

KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from June 15, 2017, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on December 15, 2017, and thereafter semi-annually on June 15 and December 15 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day prior to such Interest Payment Date (whether or not such day is a Business Day), except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 1, 2007, as previously supplemented and further supplemented by Supplemental Indenture No. 6, dated as of June 15, 2017, as amended by Supplemental Indenture No. 8 dated as of March 1, 2019 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must rank equally and ratably with, and have the same interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as, the Notes. Any additional notes, together with the Notes, will constitute a single series of notes under the Indenture; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number.

The Notes will be secured by a series of mortgage bonds (the “2047 Collateral Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.) (as amended and supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 2047 Collateral Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Notes are secured.

Prior to the Par Call Date, the Company shall have the right to redeem the 2047 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2047 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2047 Notes being redeemed that would be due if the 2047 Notes matured on the Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the 2047 Notes being redeemed to, but excluding, the redemption date.

On or after the Par Call Date, the Company shall have the right to redeem the 2047 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2047 Notes being redeemed, plus accrued and unpaid interest on the principal amount of the 2047 Notes being redeemed to, but excluding, the redemption date.

For purposes of determining the redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Par Call Date” means December 15, 2046.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) BNP Paribas Securities Corp. or its affiliates and successors, unless it ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by SunTrust Robinson Humphrey, Inc., and (3) three other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture, and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Vice President – Corporate Planning, Investor Relations and Treasurer and the Assistant Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

KANSAS CITY POWER & LIGHT COMPANY

By:
Name:
Title:

(SEAL)

By:
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

The initial aggregate principal amount evidenced by the Certificate to which this Schedule is attached is $300,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount	Aggregate Principal Amount of Securities Remaining After Such Decrease	Notation by Security Registrar

Exhibit E

[FORM OF AMENDED AND RESTATED 2048 NOTE]

[Global Note]

[IF THIS SECURITY IS TO BE A GLOBAL NOTE -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO KANSAS CITY POWER & LIGHT COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENTS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	REGISTERED
KANSAS CITY POWER & LIGHT COMPANY 4.20% Notes due 2048
Interest Rate: 4.20% per annum	Principal Sum $300,000,000
Maturity Date: March 15, 2048	CUSIP No. 485134 BR0
Registered Holder:

KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from March 1, 2018, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on September 15, 2018, and thereafter semi-annually on March 15 and September 15 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day prior to such Interest Payment Date (whether or not such day is a Business Day), except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of May 1, 2007, as previously supplemented and further supplemented by Supplemental Indenture No. 7, dated as of March 1, 2018, as amended by Supplemental Indenture No. 8 dated as of March 1, 2019 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must rank equally and ratably with, and have the same interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as, the Notes. Any additional notes, together with the Notes, will constitute a single series of Notes under the Indenture; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number.

The Notes will be secured by a series of mortgage bonds (the “2048 Collateral Mortgage Bonds”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued pursuant to the Sixteenth Supplemental Indenture, dated as of March 1, 2019 to the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, between the Company and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.) (as amended and supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 2048 Collateral Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Notes are secured.

Prior to the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed that would be due if the Notes matured on the Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

On or after the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

For purposes of determining the redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Par Call Date” means September 15, 2047.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC or their respective affiliates and successors, unless any of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by MUFG Securities Americas Inc., and (3) one other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture, and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Vice President – Corporate Planning, Investor Relations and Treasurer and the Assistant Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

KANSAS CITY POWER & LIGHT COMPANY

By:
Name:
Title:

(SEAL)

By:
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

The initial aggregate principal amount evidenced by the Certificate to which this Schedule is attached is $300,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount	Aggregate Principal Amount of Securities Remaining After Such Decrease	Notation by Security Registrar